UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2011

                         CADUCEUS SOFTWARE SYSTEMS CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                    333-144509                   98-0534794
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

42a High Street, Sutton Coldfield, West Midlands, United Kingdom     B72 1UJ
        (Address of principal executive offices)                    (Zip Code)

                                  0121 695 9585
               Registrant's telephone number, including area code

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER ITEMS

On March 3, 2011 Caduceus Software Systems Corp. (the "Company") was informed that its newly issued symbol, "CADS", will have to be changed to "CSOC" due to a FINRA system error. The new symbol will be effective with the Over-the-Counter Bulletin Board at the opening of trading on March 4, 2011.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADUCEUS SOFTWARE SYSTEMS CORP.


/s/ Derrick Gidden
-------------------------------
Derrick Gidden
President and Director
Date: March 8, 2011

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